Mid-America
Apartment Communities

CREATING *Great Places* TO CALL HOME™

Investor Update November 2008

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on
Form 10-K and the Company’s Quarterly Report on Form 10-Q. The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Safe Harbor Disclosure

National MSA Average	1.1%
MAA Markets MSA Average	1.5%
Austin, TX	2.9%
Raleigh, NC	2.4%
Dallas-Ft. Worth, TX	2.4%
Houston, TX	2.4%
Atlanta, GA	1.9%
Orlando, FL	1.5%
Phoenix, AZ	1.4%
Employment Growth Projections 2009 - 2013
Annual Compounded Growth Rates
MAA Markets
Well Positioned in High Growth Region
Ш 40% of gross assets invested in
 the seven high growth markets
 listed
Ш MAA is well diversified across
 this high growth region
Ш Unique portfolio profile provides
 greater stability
 ▪ High Growth (52%)
 ▪ Income & Growth (33%)
 ▪ Stable Income (15%)

FFO/Share
$4.00
$3.50
$3.00
$2.50
$2.00
Sector Mean
MAA
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Same Store NOI Growth
10.0%
5.0%
0.0%
-5.0%
-10.0%
Sector Mean
MAA
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Out-Performing Sector
MAA compounded
annual FFO growth
has been 3.5% versus
the sector average
of 0.9%
A result of
up-grading asset quality,
repositioning market profile,
strong operating platform,
and strong balance sheet,
MAA is better positioned
to compete in robust
market cycles, while
also positioned to
weather down market cycles

Population Aged 20-34
Population (000s)
68,000
66,000
64,000
62,000
60,000
58,000
56,000
54,000
Growth is Accelerating
1990
1995
2000
2005
2010
2015
2020

2010 - 2012 are projected to show strong performance
in occupancy, rental rates and NOI
Green Street Advisors, Apartment REITs - ’08 & ’09 Market Outlook, 11/30/07
Positive Market Trends
• Rental share of housing market is likely to continue to recover.
 – MAA had 22% reduction in move-outs attributable to home buying in Q3.
• New construction is less than half of 1999 peak. Projected to decline further
 2009 - 2011.
• Demographic change underway supports expectations for increase in demand.

Well Positioned for Moderating 2009
• Resident turnover continues to decline
 and shows positive year-over-year
 trends
• Unit interior initiative has made solid
 progress with expected 3,800 units
 completed in 2008; more “renovate
 light” executions in 2009
• Lease-up and new development
 projects generated drag on 2008 FFO
 of $0.16/share; increasingly productive
 in 2009
• Other new initiatives in 2009 expected
 to drive incremental $0.05+
 FFO/share
 – Bulk Cable Program roll-out
 – Utility Billing Program changes (fees
 and billing platform)
 – Fully automated web-based leasing

External Growth Opportunities
• Improving opportunities for
 attractive acquisitions
 – A number of distressed markets
 – Distressed lease-ups
 – Failed condo/condo conversions
 – Pending refinancing requirement
• MAA has balance sheet
 capacity
 – Credit facilities in place at pre-
 crisis pricing
 – Raised $104 MM in new equity
 in 2008
• Fund management
 – New value-add fund for 2009

Conservative & Disciplined Strategy
• Conservative underwriting practices;
 accountability for assumptions made
• Disciplined investment model
• Steady execution on portfolio
 upgrade and repositioning
• A focus on growing high quality and
 recurring FFO and NPV/share
• Limited new development
• A strong focus on operations
• A well positioned balance sheet

Leverage and Development Funding Obligations
10/24/08
D+P/Tot Ent Value
CIP/Tot Ent Value
100%
80%
60%
40%
20%
0%
20%
16%
12%
8%
4%
0%
AVB
ESS
EQR
BRE
MAA
UDR
PPS
HME
CPT
CLP
AEC
AIV

	MAA	Median
Fixed charge coverage	2.50	2.13
AFFO payout ratio	82.6%	94.4%
Debt/gross assets	51.2%	55.0%
Source: KeyBanc 10-24-08, and MAA
Capital Structure at 9-30-08
45%
Debt
5% Preferred
 50%
Common
Source: KeyBanc
Strong Balance Sheet
• Superior Ratios
 – Fixed Charge
 – Payout Ratio
 – Leverage
• Low development funding
 obligation and low
 leverage

Debt maturities are negligible until 2011;
fixed rate/swap maturities are well-laddered.
Strong Balance Sheet
• $174 MM of capacity in cash,
 Agency credit facilities and
 bank lines
• Debt maturities
 – 2008 0
 – 2009 $39 MM
 – 2010 $50 MM (LOC)
 – 2011 $180 MM
• Fixed rate maturities
 – 2009 $90 MM
 – 2010 $148 MM
 – 2011 $158 MM

Growth 2002 - 2008
120%
110%
100%
90%
80%
70%
60%
50%
40%
MAA
Median
MAA
Median
NAV Growth
FFO Multiple

	NAV Growth	FFO Multiple Growth
AVB	201%	75%
AEC	138%	74%
ESS	118%	77%
MAA	114%	54%
BRE	113%	56%
EQR	90%	56%
CPT	87%	33%
UDR	82%	85%
HME	51%	50%
AIV	29%	34%
PPS	16%	85%
CLP	-3%	33%
Source: 2002 Data SSB (Jon Litt), 2008; First Call June 2008
Value Opportunity
• MAA is in the top 1/3 of apartment REIT performance in growth of NAV per share between 2002 - 2008… with expectations of continued competitive comparative performance
• MAA’s current share price multiple currently offers a discount to the sector’s
 (median) multiple pricing

	FFO CAGR (1999 - 2008F)	Current Multiple (11/07/08 Closing Price)
ESS	7.2%	13.8
AVB	6.1%	12.7
MAA	3.5%	8.8
HME	3.4%	11.1
BRE	2.0%	11.9
UDR	1.6%	11.2
CPT	1.3%	9.2
EQR	1.3%	13.1
AIV	-1.4%	4.4
AEC	-1.6%	7.3
CLP	-4.2%	3.6
PPS	-7.9%	9.0
Average	0.9%	9.7
Source: SNL, Green Street Advisors
Value Opportunity
• MAA has the 3rd
 highest FFO
 compounded
 annual growth
 since 1999
• MAA’s current
 multiple is below
 the peer average
 and 9th overall out
 of 12

Mid-America
Apartment Communities

CREATING *Great Places* TO CALL HOME™